Exhibit 99.2

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[LOGO]

Developing RNA Drugs and Technologies to Improve the Lives and Health of Patients

April 2006

ISIS 301012:
The Reduction of Atherogenic Lipids in Subjects with Hypercholesterolemia

Mark Wedel, MD, JD

Senior Vice President and CMO

Isis Pharmaceuticals

Carlsbad, CA

April 2006

ISIS 301012
A Second Generation Antisense Drug Inhibiting apoB-100

Meets Criteria for
an Antisense Target

[GRAPHIC]

•                  Expressed in the liver

•                  Essential for the synthesis and transport of VLDL and LDL

•                  Crucial role in lipid management

•                  Unapproachable with small molecules

•                  An apoB-100 inhibitor should have a unique lipid lowering profile

ISIS 301012: Phase 1 Results

ISIS 301012 – Phase 1
Dose-dependent Prolonged Reduction in Serum apoB & LDL

apoB	LDL

[CHART]	[CHART]

apoB (% reduction) Day 39	LDL (% reduction) Day 39

[CHART]	[CHART]

ISIS 301012 – Phase 1
Trough Plasma Concentrations Predict Long Drug Effects & Support Infrequent Dosing

apoB-100 in Human Subjects (200 mg, n= 8)

[CHART]

* Statistically significant

ISIS 301012 – Phase 1
ISIS 301012 (350 mg/wk for 1 month)
Lowers All Atherogenic Lipids Including Triglycerides

[CHART]

ISIS 301012 – Phase 2a
Study Objectives

•                  Safety & tolerability

•                  Efficacy

•                  Statistical significance

•                  Dose dependence

•                  apoB

•                  LDL

•                  Other atherogenic lipids

•                  PK/PD correlation

ISIS 301012 – Phase 2a
Study Design

•                  n = 10 subjects per cohort (total 50 subjects)

•                  Concomitant placebo subjects (1:4)

•                  Dosing duration: 3 months

•                  Target population: hypercholesterolemic subjects failing to reach target on diet alone

•                  Dosing cohorts:

•                  50 mg/wk

•                  100 mg/wk

•                  200 mg/wk

•                  midpoint safety/efficacy review

•                  300 mg/wk

•                  400 mg/wk

ISIS 301012 – Phase 2a
Dosing Cohorts Completed

Weekly Dose Equivalent	Dose	Loading Dose*

50	100 every other week	Yes

100	200 every other week	Yes

200	200 every week	No

* 200 mg subcutaneous on days 1, 4, 8 & 11

ISIS 301012 – Phase 2a
Demographics

	PBO	50 mg/wk	100 mg/wk	200 mg/wk
n	6	8	8	8
age	55	50	40	48
M/F	4/2	7/1	7/1	7/1
ApoB	135	156	131	130
LDL	160 (127-181)	172 (132-218)	154 (132-266)	173 (135-210)
Total Cholesterol	246	271	253	252
HDL	52	55	57	54
TG	177 (88-298)	161 (79-330)	125 (54-295)	129 (62-200)
VLDL	23 (12-45)	17 (10-57)	20 (7-34)	17 (8-34)

ISIS 301012 – Phase 2a
% Reduction ApoB

[CHART]

ISIS 301012 – Phase 2a
Statistical Evaluation for ApoB*

Dosing Period	PBO	50 mg/wk	100 mg/wk	200 mg/wk
day 36	-6%	-28% p=0.001	-29% p<0.001	-22% p=0.04
day 50	8%	-32% p=0.005	-29% p<0.001	-36% p=0.001
day 85	1%	-26% p=0.03	-20% p=0.001	-41% p<0.001
day 99	-3%	-22% p=0.14	-23% p=0.005	-47% p<0.001
day 115	1%	-20% p=0.03	-22% p=0.008	-34% p<0.001
day 145	13%	-11% p=0.03	-11% p=0.003	-27% p<0.001
day 175	2%	-15% p=0.04	-13% p=0.05	-26% p=0.003

*median; p value versus placebo

ISIS 301012 – Phase 2a
LDL % Reduction

[CHART]

ISIS 301012 – Phase 2a
Statistical Evaluation for LDL*

Dosing Period	PBO	50 mg/wk	100 mg/wk	200 mg/wk
day 36	14%	-15% p=0.001	-8% p=0.003	-16% p=0.001
day 50	5%	-22% p=0.03	-17% p<0.001	-30% p<0.001
day 85	3%	-14% p=0.11	-18% p=0.008	-36% p<0.001
day 99	-2%	-12% p=0.57	-22% p=0.05	-42% p<0.001
day 115	3%	-14% p=0.02	-17% p=0.05	-37% p<0.001
day 145	15%	-3% p=0.008	-6% p=0.03	-31% p<0.001
day 175	2%	1% p=0.49	1% p=0.57	-22% p<0.001

*median ; p value versus placebo

ISIS 301012 – Phase 2a
Total Cholesterol % Reduction

[CHART]

ISIS 301012 – Phase 2a
Non-HDL % Reduction

[CHART]

ISIS 301012 – Phase 2a
 Triglycerides % Reduction

[CHART]

ISIS 301012 – Phase 2a
Duration of Effect on LDL*

Post Dosing

50 mg/week	0.4 months

100 mg/week	2.0 months

200 mg/week	5.2 months (projected)

*Return to 90% of baseline

ISIS 301012 – Phase 2a
 PK/PD Model Predicts Trough Concentrations and Pharmacologic Response (50 mg weekly)

[CHART]

ISIS 301012 – Phase 2a
 PK/PD Model Predicts Trough Concentrations and
Pharmacologic Response (100 mg weekly)

[CHART]

ISIS 301012 – Phase 2a
 PK/PD Model Predicts Trough Concentrations and
Pharmacologic Response (200 mg weekly)

[CHART]

ISIS 301012 – Phase 2a
Safety

Serious Adverse Events:

•                  One unrelated SAE (encephalitis)

Adverse Events:

•                  Injection site reactions: Mild transient painless erythema

•                  No impact on compliance

•                  One subject with transient ALT rise (3.4x ULN) 60 days post last dose

•                  No dose response relationship for LFT elevations of any level

•                  No other laboratory or clinical abnormalities observed

ISIS 301012 – Phase 2a
Conclusions

•                  Low weekly subcutaneous doses of ISIS 301012 lower all atherogenic lipids & triglycerides and are well tolerated

•                  The effects of ISIS 30102 are predictable

•                  Dose and schedule dependent

•                  Pharmacokinetics consistent & predictable

•                  Pharmacodynamics highly correlated with pharmacokinetics

•                  No clinical evidence of fat malabsorption or steatosis

ISIS 301012
Next Steps

•                  Evaluate effects of 300 and 400mg per week for three months in patients with high cholesterol

•                  Evaluate effects of ISIS 301012 in combination with statins

•                  Initially for 5 weeks

•                  Then 6 months

•                  Evaluate the effects of ISIS 301012 in patients with Familial Hypercholesterolemia (FH)

•                  Define induction and maintenance doses of ISIS 301012 in longer term trials

•                  Continue to define profile

•                  Initiation of surrogate outcome studies

ISIS 301012
Treatment with ISIS 301012 for 14 Weeks Significantly Reduces Aortic Sinus Plaque Burden in Transgenic Mice

Saline
[GRAPHIC]
[CHART]
ISIS 301012 *50 mg/kg/wk
[GRAPHIC]

ISIS 301012
Clinical Development Strategy

•                  We intend for ISIS 301012 to be:

•                  The drug of choice for patients at risk who are unable to achieve target levels on statins & ezetimibe

•                  Initially in patients with FH

•                  Ultimately in polygenic hypercholesterolemia

•                  An alternative to statins for those who are intolerant of statins

•                  An alternative to statins, period

ISIS 301012
Anticipated Initial Product Profile

•                  Achieves significant reductions in cholesterol via a non-statin mechanism

•                  Combines safely with statins and ezetimibe

•                  Enables more patients to reach target lipid levels when combined with statins and ezetimibe

•                  Doses at convenient intervals of weekly and monthly

•                  Reduces serum triglycerides

ISIS 301012
Anticipated Initial Safety Profile

•                  No fat accumulation in the liver (steatosis)

•                  No muscle toxicity (antisense drugs do not get into muscle)

•                  No CNS toxicity (antisense drugs do not get into the CNS)

•                  No drug-drug interactions (antisense drugs do not interact with the pathway that metabolizes small molecule drugs)

•                  No excretion of fat in stool (steatorrhea)

ISIS 301012
Cardiovascular Advisory Board

•                  John Kastelein, MD, Amsterdam

•                  Thomas Michel, MD, Boston

•                  Steve Nissen, MD, Cleveland

•                  Dan Rader, MD, Philadelphia

•                  Paul Ridker, MD, Boston

•                  Evan Stein, MD, Cincinnati

•                  Erik Stroes, MD, Amsterdam

•                  Steve Young, MD, Los Angeles

•                  Willis Maddrey, MD, Dallas

•                  Bruce Bacon, MD, St. Louis